Exhibit 99.3

Exhibit 99.3

First Quarter 2004 Earnings Discussion

Bob Swan bob.swan@eds.com

© 2004 Electronic Data Systems Corporation. All rights reserved.

Agenda

• 1Q 2004 Performance

• 2004 Guidance Update

© 2004 Electronic Data Systems Corporation. All rights reserved.

1Q 2004 Results

U.S. dollars in millions

vs. 1Q 2003

1Q 2004 Reported / Organic

Revenues (1) $ 5,432 4% / (2%)

Base $ 4,916 6% / 0%

GM $517 (11%) / (14%)

Pro Forma EPS(2) ($ 0.01) NM

Reported EPS ($ 0.02) NM

Free Cash Flow(3) ($ 166) ($288)

TCV $4.0B 33%

Achieved guidance and executing against our plan

Note: All numbers include UGS PLM Solutions (“UGS PLM”)

(1) Organic revenue growth is calculated by removing from current year reported revenues the impact of the change in exchange rates between the local currency and the U.S. dollar from the current period and the comparable prior period. It further excludes revenue growth due to acquisitions in the period presented if the comparable prior period had no revenue from the same acquisition, and revenue decreases due to businesses divested in the period presented or the comparable prior period (2) Pro forma adjustments for 1Q 2003 include impact of income from discontinued operations of $24M after-tax, CEO severance of $48M pre-tax, and cumulative effect of accounting change of $1,432M after-tax; for 1Q,2004 include restructuring charge of $58M, gains from divestitures of $66M. See slide #4 for per share impact of 1Q04 items. 1Q, 2003 As Reported revenue and EPS were $5,017 and ($3.00), respectively.

(3) EDS defines free cash flow as net cash provided by operating activities, less capital expenditures. Capital expenditures is the sum of (i) net cash used in investing activities, excluding proceeds from sales of marketable securities, proceeds from divested assets, payments for acquisitions, net of cash acquired, and payments for purchases of marketable securities, and (ii) payments on capital leases. It is a non-GAAP measure and should be viewed together with the Summary of Consolidated Cash Flows. Free cash flow for the three months ended March 31, 2004 and 2003 reflects net cash provided by operating activities of $225M and $317M respectively, less capital expenditures of $391M and $195M respectively. See Summary of Consolidated Cash Flows for components of capital expenditures

© 2004 Electronic Data Systems Corporation. All rights reserved.

1Q 2004 Earnings Per Share: GAAP vs. Pro Forma

1Q04 EPS Strategic Priorities

EPS — As reported (GAAP) ($ 0.02)

Gain from divestiture ($ 0.08) …Focus on the Core

Restructuring $ 0.10 Improve competitiveness

Rounding ($ 0.01)

EPS — Pro Forma Income ($ 0.01) …Meet commitments

Including UGS PLM

Discontinued Operations ($ 0.05) …Strengthen Balance Sheet /

(UGS PLM) Focus on the Core

EPS — Pro Forma Income ($ 0.06)

From Con’td Ops

Restructuring plans on target 1Q ARG divestiture completed

UGS PLM on track for late May / early June

© 2004 Electronic Data Systems Corporation. All rights reserved.

1Q04 vs. 1Q03 Pro Forma EPS Results

($ 0.01)

$0.05 UGS PLM*

$0.13 Core**

($ 0.19) NMCI

1Q 2004

$0.07

$0.05 UGS PLM*

$0.18 Core**

($ 0.16) NMCI

1Q 2003

In line with guidance Core impacted by GM decline, `03 Airline renegotiations and `02 Texas Medicaid loss

* Reported as discontinued operations

** Includes ATK

© 2004 Electronic Data Systems Corporation. All rights reserved.

1Q 2004 Earnings Per Share Walk (Excluding NMCI)

EPS — U.S. Dollars

$0.18

1Q 2003 EPS*

($ 0.02)

Organic Volume

($ 0.06)

Recompete/ Renegotiations

$0.04

Productivity

$0.03

Improving Critical Focus Accounts

($ 0.04)

Other

$0.13

1Q 2004 EPS*

Other Commercial Contract ($0.03)

Critical Focus Accounts $0.06

Improvements in productivity and Critical Focus Accounts offset by recompetes / renegotiations

* Pro Forma EPS. Excludes UGS PLM and other items mentioned in footnote 2 of slide 3

© 2004 Electronic Data Systems Corporation. All rights reserved.

Other Commercial Contract Update: Financial Implications

Current Status / Update

Key Issues/ Status:

• Technical Solution good progress

– Tested, proven and validated

• Renegotiation of Commercial Terms of the Contract

– Not resolved

• Pursuing amicable separation

Current Financial Impact

1Q P&L:

Operating Losses ~($57M)

Net Asset

Write-Down ~($37M)

~($ 94M)

3/31/04 Balance Sheet:

Remaining Asset Exposure ~$123M

Negotiations in process assume 2Q resolution additional impairment / losses possible

© 2004 Electronic Data Systems Corporation. All rights reserved.

1Q NMCI Financial Performance

U.S. dollars in millions

Financial

1Q 2004 vs. 1Q 2003

Revenue $229M $8M

Product $ 94M ($82M)

Service $135M $ 90M

Op Profit ($145M) ($ 25M)

EPS ($ 0.19) ($ 0.03)

FCF ($200M) ($ 44M)

Operational / Variances

• Revenue greater number of seats in management, offset by decline in HW / SW re-sales

• Operating profit / EPS accounting change, offset by lower deployment / operating costs

• FCF lower CFT draws in 1Q04, partially offset by improved operating cash flow

NMCI 1Q as expected

© 2004 Electronic Data Systems Corporation. All rights reserved.

1Q 2004 Results

1Q 2004 1Q 2003

Account Contribution Margin(1) 8.0% 9.6%

SG&A Rate(1) (7.5%) (8.1%)

Other(2) 0.2% (1.0%)

Operating Margin — Reported 0.7% 0.5%

Operating Margin — Pro Forma 0.5% 1.4%

Operating Margin — Pro Forma 3.5% 4.0%

(Excluding NMCI)

(1) Pro Forma, excludes UGS PLM and other items referred to in footnote 2 on slide 3

(2) In 2004, Other includes impact from restructuring activities and gains on divestitures; In 2003, Other includes impact from CEO severance

© 2004 Electronic Data Systems Corporation. All rights reserved.

1Q 2004 Performance: Geography View

U.S. dollars in millions

Revenue(1) Unit Operating Profit

1Q 2004 vs. 2003(2) 1Q 2004 vs. 2003(2)

Americas $ 2,137 (8%) $ 199 (33%)

EMEA $ 1,421 1% $ 241 15%

Asia $266 7% $29 22%

• Revenue: Financial Services growth offset by GM declines, Airline Renegotiations, and Credit Union divestiture

• Profit: GM declines, airline renegotiations and other commercial contract losses

• Revenue: Financial Services and Govt. Growth partly offset by client run-off

• Profit: Critical Focus Account improvements restructuring paying off

• Revenue / Profit: Strong government / Financial Services performance

(1) In constant currency; excludes ATK and UGS PLM

(2) 2003 numbers have been adjusted to reflect the impact of EITF 00-21 and discontinued operations

© 2004 Electronic Data Systems Corporation. All rights reserved.

1Q 2004 Performance: Market Segment View

U.S. dollars in millions

		Revenue[1]		Unit Operating Profit		
		1Q 2004	vs. 2003[2]	1Q 2004	vs. 2003[2]	
US Gov't.	W/ NMCI	$745	0%	($57)	NM	• **Revenue:** Recent defense signings offset by run-off from State Gov't. contracts • **Profit:** NMCI… change in accounting policy and State Gov't. run-off
	W/O NMCI	$517	(1%)	$88	(26%)	• **Revenue / Profit:** – Federal... 20%+ growth – State / Local... runoff from State Gov't. contracts
A.T. Kearney[3]		$215	(6%)	$2	(77%)	• **Revenue / Profit:** Continued market and pricing pressure... Sales trend / momentum picking up from 4Q03

(1) In constant currency
(2) 2003 numbers have been adjusted to reflect the impact of EITF 00-21
(3) Inclusive of full SG&A cost structure

© 2004 Electronic Data Systems Corporation. All rights reserved.

Page 11

1Q 2004 Performance: Product View

1Q 2004 Revenue

ATK 5%

ITO 62%

Apps 21%

BPO 12%

• ITO up 1%

– Good performance in Financial Services and UK Gov’t

• Applications Management down 6%

– Competitive pressures

– Pricing pressure

– UK Gov’t.

• BPO down 13%

– Texas Medicaid — other US State run-off

– Backlog is growing… while pipeline is improving

Excludes UGS PLM

© 2004 Electronic Data Systems Corporation. All rights reserved.

1Q 2004 Performance: Industry View

U.S. dollars in millions

1Q 2004 Revenue

$1,317

NMCI

Govt.

$960

GM

Mfg.

$834

GM

Financial

$393

MCI

Comm.

$317

Airlines

Trans.

$235

Health

$240

Retail

$193

Energy

$80

Other

V’03(1) 5% (10%) 7% 2% (12%) (22%) 12% (9%) (43%)

Total        % of 29% 21% 18% 9% 7% 5% 5% 4% 2%

Better performance in UK Gov’t., Financial Services and Retail offset by GM decline, Airlines renegotiation and State Medicaid run-off

Note: In constant currency; excludes ATK and UGS PLM

(1) 2003 revenue numbers reflect the impact of EITF 00-21 and discontinued operations

© 2004 Electronic Data Systems Corporation. All rights reserved.

1Q 2004 Performance: Contract Signings

U.S. dollars in millions

Contract Signings — $4.0B(1)

Product Line

10%

56%

19%

15%

Geography

2%

2%

55%

41%

Industry

20%

26%

19%

13%

7%

7%

8%

Signings trending upwards but still not our fair share

(1) Includes UGS PLM Solutions

(2) ATK & UGS PLM

© 2004 Electronic Data Systems Corporation. All rights reserved.

1Q 2004 Free Cash Flow

U.S. dollars in millions

Total Core & Total 1Q04

1Q04 Subs NMCI vs. 1Q03

Net Income(1) ($ 3) $ 87 ($ 90) ($ 36)

Depreciation and Other(1) 604 550 54 147

Cash Flow from Earnings 601 637 (36) 111

Change in Working Capital / Other(1) (376) (332) (44) (203)

Operating Cash Flow 225 305 (80) (92)

Gross Capital (433) (306) (127) (5)

CFT / Leasing 42 35 7 (191)

Net Capital Expenditures (391) (271) (120) (196)

Free Cash Flow(2) ($ 166) $ 34 ($ 200) ($ 288)

In line with total year plan 1Q seasonality; restructuring payments; low NMCI CFT draws all driving usage

(1) Pro forma

(2) Includes UGS PLM — FCF: 1Q04 $42M; 1Q03 $37M

© 2004 Electronic Data Systems Corporation. All rights reserved.

1Q 2004 Free Cash Flow: Working Capital

U.S. dollars in millions

Total Receivables

$3,370*

Dec – 02

$3,367*

Dec – 03

3,226*

Mar – 04

Deferred Costs

$1,094*

67%

33%

Dec – 02

$870

58%

42%

Dec – 03

$815

59%

41%

Mar – 04

Trade Payables

$695

Dec – 02

$572

Dec – 03

$505

Mar – 04

Trade Receivables Other Asset NMCI ATK Work-In-Progress

Government Commercial

#of Days** 58 55 56

28 20 20

Note: Excludes UGS PLM

* Pro Forma

** DSO has been adjusted to reflect beneficial interest in QSPE related to NMCI [other current assets on Balance Sheet] and ATK work-in-progress

© 2004 Electronic Data Systems Corporation. All rights reserved.

Summary 1Q04 Financial Drivers vs. 1Q03

Favorable

Productivity Good Progress On:

– EMEA Restructuring

– SG&A Benefits

2004 Contract Signings

– Good start more work to do

Critical Focus Accounts –All Others

Neutral

2004 Top-Line Growth

– Slowly improving market

– Growth on existing yielding a better win-rate

– Growing pipeline better qualified

Unfavorable

Financing

– Cost of divestitures

– Increased interest costs

– Higher tax rate

Impact of Recompetes / Renegotiations

Critical Focus Accounts –

NMCI:

– Driven primarily by accounting change (earnings) / CFT draws (cash flow)

Other Commercial Contract:

– Negotiations in process

Good progress made significant opportunities remain

© 2004 Electronic Data Systems Corporation. All rights reserved.

2Q 2004 Outlook...

U.S. dollars in millions

	2Q 2004[(1)]	vs. 2Q 2003 Reported / Organic
Revenue[(2)]	**$5.1B - $5.2B**	**2% / (3%)**
Earnings Per Share[(3)]	**($0.06) - $0.00**	**NM**
Rest of Business	*$0.15 - $0.20*	*(53%) - (38%)*
NMCI	*($0.21) - ($0.19)*	*(75%) - (58%)*
Free Cash Flow[(4)]	**($300) - ($200)**	**($325) - ($225)**
Rest of Business	*($160) - ($110)*	*($385) - ($335)*
NMCI	*($140) - ($90)*	*$60 - $110*

Note: All pro forma numbers exclude UGS PLM

(1) Guidance excludes any gains from divestitures and the impact of any asset write-downs or losses that may result from a possible settlement related to the other commercial contract. EPS guidance excludes previously announced restructuring charges.

(2) Organic revenue growth is calculated by removing from current year reported revenues the impact of the change in exchange rates between the local currency and the U.S. dollar from the current period and the comparable prior period. It further excludes revenue growth due to acquisitions in the period presented if the comparable prior period had no revenue from the same acquisition, and revenue decreases due to businesses divested in the period presented or the comparable prior period.

(3) Pro forma adjustments for 2Q 2003 include impact of income from discontinued operations of $15M after tax, Asset write-down of $36M pre-tax, and Executive severance of $7M pre-tax; 2Q 2003 As Reported revenue and EPS were $5,061 and $0.18, respectively.

(4) EDS defines free cash flow as net cash provided by operating activities, less capital expenditures. Capital expenditures is the sum of (i) net cash used in investing activities, excluding proceeds from sales of marketable securities, proceeds from divested assets, payments for acquisitions, net of cash acquired, and payments for purchases of marketable securities, and (ii) payments on capital leases. It is a non-GAAP measure and should be viewed together with the Summary of Consolidated Cash Flows.

© 2004 Electronic Data Systems Corporation. All rights reserved.

Page 18

Updated Full Year 2004 Guidance

Changes

Prior FY Remove NMCI Updated FY

Guidance PLM Uncertainty Guidance(1)

Revenue $21B—$22B ($1B)(2) ? $20B—$21B

Earnings Per Share $ 0.50—$ 0.60 ($ 0.19)(2) ($ 0.10)—( $ 0.00) $ 0.20—$ 0.40

Rest of Business $ 1.00—$ 1.10 ($ 0.19) (2) ? $ 0.80—$ 0.90

NMCI ($ 0.51) ? ($ 0.10)—($ 0.00) ($0.61)—($ 0.51)

Free Cash Flow $500M—$600M ($ 100M)(3) ($100M)—$0M $ 300M—$500M

Removing UGS PLM extending range for NMCI uncertainty

(1) Guidance excludes any gains from divestitures and the impact of any asset write-downs or losses that may result from a possible settlement related to the other commercial contract. EPS guidance excludes previously announced restructuring charges

(2) Full-year impact

(3) Seven-month impact

© 2004 Electronic Data Systems Corporation. All rights reserved.

NMCI Full-Year Update

2004 EPS: 1st Half / 2nd Half



1H 2004
2H 2004
($0.13)
NMCI Uncertainty
($0.21)
($0.40) - ($0.38)

Free Cash Flow

($340M) - ($290M)	($10M) - $40M

Progress / Required Actions

- **Progress Reported**
  - OPEVAL — no surprises anticipated
  - Joint deployment scheduled agreed... 280K by year-end
    - YTD `04 Actual: ~350 seats/day
    - May-Dec Estimate: 611 seats/day
  - Customer satisfaction levels up: 7 pts
- **Actions-In-Progress**
  - Seat economics... Commercial SLAs (100% billing); Legacy support
  - Additional seats... BUMED (40K)
  - Increase CFT draws in line with 2H billing
  - Eliminate surprises / improve controls
    - Model error
    - Purchasing / Accounts Payable process

© 2004 Electronic Data Systems Corporation. All rights reserved.

Page 20

2004 Free Cash Flow: 1st Half vs. 2nd Half

U.S. dollars in millions

Core

1H 2004 2H 2004

Cash Flow from Earnings(1) $ 1,160 $ 1,100

Change in Working Capital/Other(1) (710) 240

Net Capital Expenditures (550) (540)

Free Cash Flow (3) (100) 800

Adj. to reflect one-time W/C items(2) 590 100

Adjusted Free Cash Flow(3) $490 $900

Core 2nd Half Drivers

• 1H impact from unfavorable one-time working capital items

• Normal 1H vs. 2H working capital cyclical timing

• 2H targeting of structural working capital improvement

Core Free Cash Flow on track

(1) Pro forma

(2) 1H working capital items include: $210M restructuring, $240M tax related payment, and bonus / other payments.

2H W/C item includes $100M restructuring

(3) Includes UGS PLM — FCF: 1H04 $42M; 2H04 $0M

© 2004 Electronic Data Systems Corporation. All rights reserved.

FY 2004 Liquidity Position… Update

U.S. dollars in billions

A/R Facility Availability

Revolver Availability

Unrestricted Cash / Marketable Securities

$3.3

0.4

1.0

1.9

Liquidity as of 12/31/03

$0.3—$0.5

Free Cash Flow

($ 0.6)

Debt Repayments

($ 0.3)

Dividend

$0.4

Prides**

$1.9

PLM Divestiture (Net of Tax)

~$ 5.2

0.4

0.9

3.8—4.0

Estimated Liquidity as of 12/31/04

Strong line of sight toward goal of zero net debt* by year end

* Net debt equals unrestricted cash and marketable securities less debt (per Balance Sheet)

** Assumes 75% success rate on Prides exchange

© 2004 Electronic Data Systems Corporation. All rights reserved.

Summary

• 1Q Recap

– TCV building momentum

– Revenue ahead of expectations

– Earnings and NMCI in line with guidance while dealing with “other commercial contract”

– Strong line of sight to zero net debt

• Full Year 2004

– Guidance adjusted for UGS PLM / NMCI uncertainty

– Continue to focus on “fixing” key issues while improving win rates and strengthening financial position

© 2004 Electronic Data Systems Corporation. All rights reserved.

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© 2004 Electronic Data Systems Corporation. All rights reserved.